EXHIBIT 32.2

 CERTIFICATION OF VICE PRESIDENT OF CORPORATE FINANCE
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, the Chief Financial Officer of Tongji Healthcare Group, Inc. (the "Company"), does hereby certify under the standards set forth and solely for the purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Amendment No. 1 to the Quarterly Report on Form 10-Q /A of the Company for the quarter ended June 30, 2012 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in that Form 10-Q /A fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 6 , 2012	By:	/s/ Eric Zhang
Eric Zhang Chief Financial Officer